Exhibit 99.1

Forward-Looking Statements The forward-looking statements in this presentation are subject to certain risks and uncertainties that could cause results to differ materially, including, but not without limitation to, the Company's ability to find suitable acquisition properties at favorable terms, financing, licensing, business conditions, risks of downturns in economic conditions generally, satisfaction of closing conditions such as those pertaining to licensures, availability of insurance at commercially reasonable rates and changes in accounting principles and interpretations. These and other risks are detailed in the Company's reports filed with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement forward- looking statements in this presentation that become untrue because of new information, subsequent events or otherwise.

Investment Highlights Strong demographic trends Highly fragmented industry with acquisition opportunities Established national platform High quality communities at affordable rates Predominately private pay with minimal federal regulation Financial leverage through Blackstone joint venture Experienced management team with demonstrated ability to operate and develop

Senior Living Industry Industry provides broad range of residential and senior care services to seniors ages 75 and up Communities categorized by level of care provided: Independent living Assisted living Home care Highly fragmented industry with acquisition opportunities Largely unregulated at federal level - predominance of private pay residents

Source: U.S. Census Bureau Senior Living Industry Demographics Estimated Growth in Elderly Population 2000 - 2030 17.9 18.5 19.6 22.3 27.0 32.6 16.6 8.9 7.4 6.7 6.4 5.8 4.9 4.2 0 10 20 30 40 2000 2005 2010 2015 2020 2025 2030 Population Age 75+ Population Age 85+ Population (M)

Senior Living Industry 1997 1998 1999 2000 2001 2002 2003 Total Units 45483 50667 65879 35305 28964 21495 28696 IL Avg. Occ. 0.975 0.95 0.95 0.945 0.93 0.885 0.89 AL Avg. Occ. 0.919 0.937 0.9 0.938 0.94 0.835 0.84 Total Units Constructed and Industry Occupancy Percentages Source: American Seniors Housing Association Seniors Housing Construction Report, 2003

Senior Living Industry Composition of New Construction by Property Type: Source: American Seniors Housing Association Seniors Housing Construction Report, 2003 IL AL CCRC Srs. Apt. data 0.2 0.59 0.09 0.12 IL AL CCRC Srs. Apt. data 0.23 0.32 0.1 0.35

Senior Living Industry Barriers to Entry Significant equity required Substantial industry operating expertise needed Constraint of capital Long lead-times -- average of four to five years from initial planning to final lease-up

Senior Living Industry Seniors Housing Property Supply (20,700 properties) Source: American Seniors Housing Association Seniors Housing Construction Report, 2003 Assisted Living - 35% Independent Living - 30% Seniors Apartments - 25% CCRC - 10% East 35 30 25 10

Source: Price Waterhouse LLP/National Investment Conference Effective Demand for Senior Living Senior Living Industry Beds (000s) Elderly Population With Income Over $15,000 2000 2005 2010 2015 2020 2025 2030 Independent Living 640 695 750 870 990 1190 1390 Skilled Nursing 670 720 770 865 960 1135 1310 Assisted Living 510 550 590 655 720 860 1000

Benefits of Independent Living Communities A Comparative Analysis of Residents and Non-residents 42.1% of residents feel healthier than they did before 92.3% of residents would recommend independent living to their friends 94.0% of residents are satisfied or very satisfied with their quality of life Source: American Seniors Housing Association, 2003

Mission Statement We are committed to providing quality housing and services based on the highest standards of excellence in the industry. Our goal is to enrich the daily lives of our senior residents by providing an environment that stimulates them physically, mentally, and emotionally.

Company History 1990 - Began senior living operations October 1997 - Completed IPO April 1998 - Formed Triad venture to develop communities January 2000 - Announced no new development of communities January 2002 - Announced joint venture with Blackstone May 2002 - Completed development of Triad communities July 2003 - Acquired Triads II - V

Overview of Communities Owns and/or operates 42 communities in 20 states Total resident capacity of approximately 6,900 residents Average resident capacity of 161 per community 86% of residents live independently and 14% require assistance with activities of daily living Average stabilized rent of $2,050/month 96% of revenue from private pay sources

Status of Communities As of December 1, 2003 Stabilized 22 In lease-up 16 Renovations/re-leasing 4 Total 42 communities

Community Occupancy

Ownership Interests in Communities Resident Capacity Resident Capacity Resident Capacity Resident Capacity Number of Communities IL AL SN Total 100% ownership 24 1,927 186 170 2,283 Minority ownership/mgmt. 17 3,842 573 -- 4,415 Management only 1 156 -- -- 156 _______ ___________ _______ _______ ___________ Total 42 5,925 759 170 6,854

The Capital Advantage Continuum of care philosophy High quality communities Highly experienced management team Established national platform Proven track record

The Capital Advantage: Independent Lifestyles

Resident Demographics at CSU Communities Average age of resident: 84 years Average age of resident moving in: 81 years Average stay period: 3-4 years Resident turnover is primarily attributed to death or need for higher care 80% of residents are women

The Capital Advantage: High-Quality Communities

Amenities Private Dining Rooms Activities and Socials Library and All Faiths Chapel Convenience Store Game, Billiards and Craft Rooms Beauty / Barber Salons Exercise Area and Sauna Tea Dances, International Dinners and Champagne Brunches Courtesy Transportation * Amenities vary from location to location

Accomplishments through Q3 2003 Operating margins of 46% in IL and AL communities Average occupancy rate on stabilized communities of 91% Leased recently opened communities to 82% versus 70% at beginning of year Increased liquidity and simplified Balance sheet Increased cash and equivalents by $4.8 million Repaid $24.1 million of debt Acquired partnership interests in Triads II through V

The Capital Advantage: 140 Years of Management Experience James A. Stroud Chairman 18 Keith N. Johannessen President/COO 24 Glen H. Campbell VP Development 29 Industry Experience (Years) David W. Beathard VP Operations 26 Rob L. Goodpaster VP Marketing 25 Lawrence A. Cohen Vice-Chairman/CEO 18

The Capital Advantage: Proven Track Record Industry Averages CSU IL AL Occupancy1 91.0% 89.0% 84.0% Operating margins2, 3 46.0% 43.2% 39.1% Annual change in rents3 5.0% 4.0% 5.0% 1. Second Quarter 2003 CSU and NIC Key Financial Indicators 2. Before property taxes, insurance and management fees 3. CSU Fourth Quarter 2002 and from The State of Seniors Housing 2003 by the American Seniors Housing Association (ASHA) Stabilized Operating Results

Yearly Median Increases in Resident Revenue Source: ASHA The State of Seniors Housing 2003 Independent Living Independent Living Assisted Living Assisted Living Existing New Existing New Residents Residents Residents Residents 2002 4% 5% 5% 5% 2001 4.5% 5% 5% 5.5% 2000 4% 5% 4% 4.5% 1999 4% 4% 3.5% 5% 1998 4% 4% 4% 5% 1997 3.5% 4% 3.5% 5% 1996 3.5% 4% 4% 5% 1995 4% 4% 4% 5% 1994 4% 4.5% 4% 4%

2003 Accomplishments through Third Quarter Operating margins of 46% in IL and AL communities Average occupancy rate on owned and/or managed stabilized communities of 91% Leased recently opened communities to 82% versus 70% at beginning of year Increased liquidity and simplified balance sheet Increased cash and equivalents by $4.8 million Repaid $24.1 million of debt Acquired partnership interests in Triads II through V Increased stockholders' equity to $123.1 million ($6.22/share)

Triad Consolidation July 1, 2003 The Company acquired the remaining interests in 12 Triad communities in lease-up Resident capacity of 1,670 residents is 95% IL and 5% AL All revenues are private pay PP&E increased $183.6 million Bank debt increased $109.6 million Triad I (7 communities) will be consolidated in 12/31/03 balance sheet with fixed purchase option

Company Strategy Focus on lease-up of non-stabilized communities Improve occupancy and operating margins of stabilized communities Co-invest with Blackstone to acquire communities Manage acquired and other communities Develop communities for third parties Operating Strategy Growth Strategy

Revenue Opportunities from Achieving 90% Occupancy in Wholly-Owned Communities $2.2M 4 $4.7M 2 $22.1M 1 $2.5M 3 $2.9M 2 $50.0M 1 1. Annualized revenue as of Sept. 30, 2003 4. Effect of an increase in average rents to $1850/month 2. Effect of achieving 90% average occupancy 3. Effect of a 5% increase in average rents Mature Communities Triads II - V

Growth Strategies: Blackstone Joint Venture Venture has acquired six senior housing communities with combined resident capacity of 1,200 Seeking additional acquisitions of senior housing communities Co-invest with Blackstone to participate in economics: 10% CSU 90% Blackstone Earn management fees under long-term contracts and potential additional incentive payments

Blackstone Joint Venture Benefits of Financial Leverage 75% Debt / 25% Equity 75% Debt / 25% Equity 70% Debt / 30% Equity 70% Debt / 30% Equity Cap Rate 10% 11% 10% 11% Interest Rate 6.25% 6.25% 6.25% 6.25% ROE 21.2% 25.2% 18.8% 22.1% ROE w/25 year amortization 16.3% 20.3% 14.9% 18.2%

Income Statement Year-to-Date Comparison (in millions, except per share) Nine Months Ended September 30, 2003 2002 Resident & Health Care Revenue $44.5 $44.3 Other Revenue 2.9 3.0 Total Revenues $47.4 $47.3 Operating Expenses 27.9 25.8 General & Administrative Expenses 8.7 9.1 Depreciation & Amortization 5.2 4.5 Total Expenses $41.8 $39.4 Income from Operations 5.6 7.9 Other Income/(Expense) 1.6 (1.7) Taxes & Minority Interests (2.7) (2.7) Net Income Earnings Per Share $4.5 $0.23 $3.5 $0.17

Growth Strategies: Management Contracts Under performing portfolios in need of new management Few proven management teams Capital Senior Living offers: existing management infrastructure established national platform proven track record

Growth Strategies: Fee Development Developed 27 senior living communities Develop new senior living communities with institutions Generate development and management services revenue

Income Statement Year-to-Date Comparison (in millions, except per share) Nine Months Ended September 30, 2003 2002 Resident & Health Care Revenue $44.5 $44.3 Other Revenue 2.9 3.0 Total Revenues $47.4 $47.3 Operating Expenses 27.9 25.8 General & Administrative Expenses 8.7 9.1 Depreciation & Amortization 5.2 4.5 Total Expenses $41.8 $39.4 Income from Operations 5.6 7.9 Other Income/(Expense) 1.6 (1.7) Taxes & Minority Interests (2.7) (2.7) Net Income Earnings Per Share $4.5 $0.23 $3.5 $0.17

Triad Consolidation Year-to-Date Pro-forma (in millions, except per share) Nine Months Ended September 30, 2003 2002 % Chg Resident & Health Care Revenue $52.5 $45.8 Other Revenue 2.3 2.0 Total Revenues $54.8 $47.8 14.7% Operating Expenses 34.3 31.0 General & Administrative Expenses 10.6 10.8 Depreciation & Amortization 6.9 6.3 Total Expenses $51.8 $48.1 7.8% Income from Operations 2.9 (0.3) Other Income/(Expense) (3.1) (8.3) Taxes & Minority Interests (0.1) 5.0 Net Income $(0.3) $(5.6) Pro-forma as if Triads II-V were consolidated since January 1, 2002

Quarterly EPS Analysis Q1 2002 Q2 2002 Q3 2002 Q4 2002 Q1 2003 Q2 2003 Q3 2003 Gain on Sale 0.04 -0.01 0 0 0 0.1 0.09 Earnings from Operations 0.05 0.05 0.05 0.06 0.06 0.05 -0.08 Total E.P.S. 0.09 0.04 0.05 0.06 0.06 0.15 0.01 Acquisition of Triads II-V

Balance Sheet As of September 30, 2003 (in millions) Cash and Securities $ 21.1 Current Debt $ 12.4 Other Current Assets 6.6 Other Current Liabilities 10.1 Total Current Assets $ 27.7 Long-Term Debt* 228.1 Fixed Assets 317.5 Other Liabilities 8.2 Assets Held for Sale 2.4 Total Liabilities $258.8 Other Assets 34.3 Stockholders' Equity 123.1 Total Assets $381.9 Total Liabilities & Equity $381.9 * mortgage loans secured by real estate

Shelf Registration Statement Filed on December 5, 2003 Up to $50 million of common stock Use of proceeds: to invest directly or indirectly in senior housing communities to retire debt for working capital and other general corporate purposes to acquire or invest in properties, joint ventures or companies if opportunity arises